Exhibit 31.2

CERTIFICATION

PURSUANT TO EXCHANGE ACT RULE 13A-14(a) OR RULE 15D-14(a)

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Fareeha Khan, certify that:

1.
I have reviewed this Annual Report on Form 10-K/A of DIRTT Environmental Solutions Ltd. for the year ended December 31, 2024; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: May 2, 2025	By:	/s/ Fareeha Khan
Fareeha Khan
Chief Financial Officer
(Principal Financial Officer)